Exhibit (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Jesse E. Merten, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ DON CIVGIN
Don Civgin
Director, President and Chief
Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ THOMAS J. WILSON
Thomas J. Wilson
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ JESSE E. MERTEN
Jesse E. Merten
Director, Senior Vice President and
Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ MICHAEL S. DOWNING
Michael S. Downing
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Don Civgin and Jesse E. Merten, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ ANGELA K. FONTANA
Angela K. Fontana
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ WILFORD J. KAVANAUGH
Wilford J. Kavanaugh
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ JUDITH P. GREFFIN
Judith P. Greffin
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ HARRY R. MILLER
Harry R. Miller
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ SAMUEL H. PILCH
Samuel H. Pilch
Director, Senior Group Vice
President and Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ JOHN C. PINTOZZI
John C. Pintozzi
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ STEVEN E. SHEBIK
Steven E. Shebik
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities – Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities – Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series – The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 10th day of October, 2014.

/S/ MATTHEW E. WINTER
Matthew E. Winter
Director